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                                  EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of DirectView, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Michele Perry, Chairman of the Board, Secretary, Treasurer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                           /s/ Michele Ralston
                                           Michele Ralston
                                           Chairman of the Board, Secretary,
                                           Treasurer and acting Chief
                                           Financial Officer
                    September 21, 2005